Supplement to the
Fidelity® Convertible Securities Fund
Class A, Class T, Class B and Class C
January 29, 2016
Prospectus

The Board of Trustees of the fund approved the conversion of all existing Class B shares of the fund into Class A shares of the same fund, effective on or about July 1, 2016, regardless of the length of times shares have been held. All conversions will be made on the basis of the relative net asset values of the two classes, without imposition of any sales load, fee, or other charge. After the effective date of the conversions, all references to Class B shares in the prospectus will no longer be applicable. Shareholders should consult their prospectus for more information regarding Class A shares.

ACVS-16-01 1.900369.107	February 12, 2016

Supplement to the
Fidelity® Convertible Securities Fund, Fidelity Advisor® Dividend Growth Fund, Fidelity Advisor® Equity Growth Fund, Fidelity Advisor® Equity Income Fund, Fidelity Advisor® Equity Value Fund, Fidelity Advisor® Growth & Income Fund, Fidelity Advisor® Growth Opportunities Fund, Fidelity Advisor® Large Cap Fund, Fidelity Advisor® Small Cap Fund, Fidelity Advisor® Stock Selector Mid Cap Fund and Fidelity Advisor® Value Strategies Fund
Class A, Class T, Class B, Class C and Class I
January 29, 2016
STATEMENT OF ADDITIONAL INFORMATION

The Board of Trustees of the funds approved the conversion of all existing Class B shares of the funds into Class A shares of the same fund, effective on or about July 1, 2016, regardless of the length of times shares have been held. All conversions will be made on the basis of the relative net asset values of the two classes, without imposition of any sales load, fee, or other charge.

ACOM11B-16-01 1.739097.157	February 12, 2016